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                                                                    EXHIBIT 10.7


BANK OF AMERICA            AMENDMENT TO DOCUMENTS

                        AMENDMENT NO.1 TO BUSINESS LOAN
                                   AGREEMENT

  This Amendment No.1 (the "Amendment") dated as of October 6th 1998, is
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  between Bank of America NT & SA (the "Bank") and FLIR Systems, Inc. (the
  "Borrower").

                                    RECITALS

      A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of September 1, 1998, (the "Agreement").

      B.  The Bank and the Borrower desire to amend the Agreement.

                                   AGREEMENT
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      1.  Definitions.  Capitalized terms used but not defined in this Amendment
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      shall have the meaning given to them in the Agreement.

      2.  Amendments.  The Agreement is hereby amended as follows:
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          2.1  Subparagraph 1.1(a) of the Agreement is amended in its entirety to read as follows:

               (a) During the availability period described below, the Bank will provide a line of credit to the Borrower. From the date of this Amendment to January 15, 1999, the amount of the line of credit is Forty Two Million Dollars ($42,000,000) (the "Commitment"). On January 16, 1999, and thereafter, the Commitment will reduce to Thirty Five Million Dollars ($35,000,000). The Commitment is subject to the following reductions:

          (i) The Commitment will reduce by the proceeds obtained from any lease to finance a product demonstration line of equipment as allowed elsewhere in the Agreement.

          2.2 Paragraph 5.5 of the Agreement is amended in its entirety to read as follows

     5.5 GUARANTIES. Guaranties signed by FLIR Systems Ltd., FSI Automation, Inc., FLIR Systems Limited, and FLIR Systems International Ltd., each in the amount of Forty Two Million Dollars ($42,000,000)

     Guaranties signed by FLIR Systems AB, FLIR Systems GmbH, FLIR Systems
         S.AR.L, and FLIR Systems S.R.L., each in the amount of Ten Million Dollars ($10,000,000).

     3.  CONDITIONS.  This Amendment will be effective when the Bank receives
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     the following items, in form and content acceptable to the Bank:

     3.1 LOAN FEE.   The Borrower agrees to pay a Two Thousand Dollar ($2,000)
     fee due upon execution of the Amendment.

4.   EFFECT OF AMENDMENT.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.
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     This Amendment is executed as of the date stated at the beginning of this
     Amendment.


BANK OF AMERICA NT & SA                    FLIR STEMS, INC

/s/ Robert Countryman                   /s/ J. Mark Samper
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By:   Robert Countryman                 By: J. Mark Samper
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Title: Vice President                   Title: Vice President - Finance C.F.O.
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